UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2022

FIRST NORTHERN COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

000-30707
(Commission File Number)

California	68-0450397
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

195 N FIRST STREET
DIXON, California 95620
(Address of principal executive offices, including zip code)

(707) 678-3041
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 28, 2022, First Northern Community Bancorp issued a press release concerning financial results for the 4th quarter of 2021, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01.  The information disclosed in or incorporated by reference into this Item 2.02, including Exhibit 99.1, is furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS:  CHANGE IN FISCAL YEAR

Effective January 27, 2022, the Board of Directors of First Northern Community Bancorp (the “Corporation”) amended and restated the Corporation’s Bylaws to change the age of mandatory retirement for directors of the Corporation from 72 to 75.  A copy of the Corporation’s Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On January 28, 2022, First Northern Community Bancorp issued a press release concerning financial results for the 4th quarter of 2021, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.  The information disclosed in or incorporated by reference into this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01  OTHER EVENTS

On January 28, 2022, the Board of Directors declared a 5% stock dividend, payable March 25, 2022, to shareholders of record as of February 28, 2022.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

3.1 Amended and Restated Bylaws of First Northern Community Bancorp

99.1 Earnings Press Release, dated January 28, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2022	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
Senior Executive Vice President/
Chief Operating Officer

EXHIBIT INDEX

Exhibit	Document
3.1	Amended and Restated Bylaws of First Northern Community Bancorp

99.1	Earnings Press Release, dated January 28, 2022